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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:  (DATE OF EARLIEST EVENT REPORTED)  FEBRUARY 26, 1999




                            PANHANDLE ROYALTY COMPANY
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             (Exact name of registrant as specified in its charter)




       OKLAHOMA                      0-9116                   73-1055775
 ----------------------          ---------------            -----------------
(State of Incorporation)        (Commission File)          (I.R.S. Employer
                                     Number                Identification No.)


    GRAND CENTRE SUITE 210, 5400 NORTH GRAND BLVD., OKLAHOMA CITY, OK 73112
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                    (Address of principal executive offices)


Registrant's telephone number including area code:   (405) 948-1560
                                                  ------------------------------














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ITEM 5.           OTHER EVENTS

         (1) Board of Directors approved a three-for-one stock split and other amendments to the Company's Articles of Incorporation to be submitted to shareholders for approval at a special meeting scheduled on May 7, 1999.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         99-1.    News Release dated Friday, February 26, 1999 from Panhandle
                  Royalty Company announcing stock split and other amendments.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                           PANHANDLE ROYALTY COMPANY



                                           /s/   Michael C. Coffman
                                           -----------------------------------
                                           Michael C. Coffman - Vice President,
                                           Secretary and Treasurer



DATE: March 3, 1999

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                               INDEX TO EXHIBITS

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

Exhibit
Number            Description
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
 99-1.            News Release dated Friday, February 26, 1999 from Panhandle
                  Royalty Company announcing stock split and other amendments.
